UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006


                        American Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-23258                95-4307525
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      (State or other                 (Commission             (IRS Employer
jurisdiction of Incorporation)          File No.)         Identification Number)


                               300 Las Olas Place
                         300 SE Second Street, Suite 860
                            Ft. Lauderdale, FL 33301
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (954) 764-4402


              Name of Principal Officer: William N. Plamondon, CEO


                         P.O. Box 90, Monrovia, CA 91016
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                         (Former Address if applicable)


                                   Copies to:
                       Virgil K. Johnson & Paul D. Heimann
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.

Triggering Events that Accelerate or Increase a Direct Financial
Obligation

On October 31, 2006 we filed a Notification of Late Filing on Form 12-b(25) stating that we would not file our Annual Report on Form 10-KSB for the fiscal year ended July 31, 2006 by the October 30, 2006 filing deadline, but that we would undertake to complete such filing by November 14, 2006, fifteen days from the original October 30, 2006 filing deadline. We have come to realize that additional time is needed for the completion of the audit review process and prior to that, completing the necessary acquisition accounting entries relating to the purchase by us of the Whitco LP assets as described in the form 8-K/A we filed on August 24, 2006. We intend to file the form 10-KSB as soon as reasonably practical following the completion of these matters.

In connection with the security agreement we entered into in September 2005 (as described in our current report Dated September 2, 2005), we executed a stock pledge agreement in favor of Laurus Master Funds, LTD ("Laurus"), GSSF Master Fund, LP ("GSSF") and Gryphon Master Fund ("GMF", LP granting them a first priority security interest in the common stock of our subsidiaries all of our and our subsidiaries' goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The security agreement and stock pledge agreement state that if an "event of default" occurs under any agreement with Laurus, GSSF and GMF, that they have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements. Our failure to timely file the Form 10-KSB as described above constitutes an event of default under the security agreement. We intend to negotiate extensions and waivers of this default with Laurus, GSSF, and GMF.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     American Technologies Group, Inc.


                                     By /s/ William N. Plamondon III
                                        ----------------------------------------
                                        William N. Plamondon III

Dated: November 14, 2006